Exhibit 10.1

Execution Version

First Amendment to SPONSOR SUPPORT AGREEMENT

This First Amendment to Sponsor Support Agreement (this “Amendment”), dated as of February 2, 2026, is entered into by and among VERAXA Biotech AG, a Swiss stock corporation (Aktiengesellschaft) (the “Company”), Voyager Acquisition Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), and Voyager Acquisition Sponsor Holdco LLC, a Delaware limited liability company (“Sponsor”). Except as otherwise indicated, capitalized terms used but not defined herein shall have the meanings set forth in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, the Company, SPAC and Oliver Baumann, solely in his capacity as representative for the Company Shareholders (as therein defined) are parties to that certain Business Combination Agreement dated April 22, 2025, as amended by that certain Amendment to Business Combination Agreement dated October 18, 2025, and as further amended by that certain Second Amendment to Business Combination Agreement, dated as of the date hereof (as so amended, the “Business Combination Agreement”);

WHEREAS, the Company, SPAC and Sponsor are party to that certain Sponsor Support Agreement, dated as of April 22, 2025 (the “Sponsor Support Agreement”);

WHEREAS, Section 9(b) of the Sponsor Support Agreement incorporates by reference into the Sponsor Support Agreement the provisions of Article XII of the Business Combination Agreement, including Section 12.13 that provides that the agreement may be amended or modified in whole or in part prior to the Initial Merger Effective Time only by a duly authorized agreement in writing executed by each of the parties thereto; and

WHEREAS, the Company, SPAC and Sponsor desire to amend the Sponsor Support Agreement as set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth in this Amendment, and intending to be legally bound hereby, the Company, SPAC and Sponsor agree as follows:

1. Amendment to Recitals. A third recital regarding the forfeiture of SPAC Class B Ordinary Shares and SPAC Warrants is hereby inserted immediately following the second recital, as follows:

“WHEREAS, in order to induce the Company to consummate the Transactions, Sponsor has agreed to forfeit 200,000 SPAC Class B Ordinary Shares and 400,000 SPAC Warrants, and PubCo will issue an equal number of shares of PubCo Ordinary Share to the and PubCo Warrants, respectively, to the Company Shareholder, with such shares and warrants received by Company Shareholders being treated as an adjustment to the merger consideration to be received by the Company Shareholders;”

3. Amendment of Section 4. A new Section 4(g) is hereby added to the Sponsor Support Agreement, as follows:

“Forfeited SPAC Class B Ordinary Share and SPAC Warrant Consideration. At the Closing and (a) immediately prior to the Initial Merger Effective Time, Sponsor shall forfeit, without any consideration, 200,000 SPAC Class B Ordinary Shares and 400,000 SPAC Warrants, and (b) at the Acquisition Effective Time, PubCo shall issue 200,000 Ordinary Shares and 400,000 PubCo Warrants to Company Shareholders pursuant to the Business Combination Agreement.”

4. No Further Amendment. Except as expressly and specifically set forth herein, the Sponsor Support Agreement is not otherwise being amended, modified or supplemented and all terms and provisions of the Sponsor Support Agreement are and shall remain in full force and effect in accordance with its terms and nothing contained herein or in any other communication prior to the execution and delivery hereof shall be construed as a waiver by, or consent from, any party hereto of any condition, any covenant or other provision of the Sponsor Support Agreement.

5. Governing Law; Jurisdiction; Waiver of Trial by Jury. The provisions of Article XII of the Business Combination Agreement are hereby incorporated by reference as if set forth in full herein and shall apply hereto mutatis mutandis.

6. Captions; Counterparts. The captions in this Amendment are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the Company, SPAC and Sponsor have caused this Amendment to be executed and delivered as of the date first written above.

VOYAGER ACQUISITION CORP.

By:	/s/ Adeel Rouf
	Name:	Adeel Rouf
	Title:	Chief Executive Officer

VOYAGER ACQUISITION SPONSOR HOLDCO LLC

By:	/s/ Adeel Rouf
	Name:	Adeel Rouf
	Title:	Managing Member

VERAXA BIOTECH AG

By:	/s/ Christoph Antz
	Name:	Christoph Antz
	Title:	Chief Executive Officer

[Signature page to First Amendment to Sponsor Support Agreement]

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